UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts	02021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act. None

Title of each class	Trading symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Destination XL Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on February 5, 2021 (the “Original Filing”), as amended by Amendment No. 1 to Form 8-K filed with the SEC on February 5, 2021 (together with the Original Filing, the “Prior Forms 8-K”), to report its entry into a securities purchase agreement with the purchasers named therein, pursuant to which the Company agreed to issue and sell, in a registered offering directly to the investors, an aggregate of 11,111,111 shares of common stock, par value $0.01 per share, of the Company for gross proceeds of approximately $5.0 million. This Form 8-K/A is being filed solely for the purpose of filing a form of the Securities Purchase Agreement, the Placement Agency Agreement, and a copy of the opinion of Greenberg Traurig LLP relating to the legality of the common stock offered by the Company as Exhibits 10.1, 10.2, and 5.1, respectively, to the Prior Forms 8-K. This Form 8-K/A does not change any of the other information contained in the Prior Forms 8-K, except as specifically set forth herein. This Form 8-K/A continues to speak as of the date of the Prior Forms 8-K, and we have not updated or amended any disclosures, except as specifically set forth herein, contained in the Prior Forms 8-K to reflect events that have occurred since the date of the Prior Forms 8-K.

A copy of the form of Securities Purchase Agreement and the Placement Agency Agreement are included as exhibits to this Form 8-K/A to provide investors and security holders with information regarding their terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Securities Purchase Agreement and Placement Agency Agreement, respectively, were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Securities Purchase Agreement and Placement Agency Agreement, and may be subject to limitations agreed upon by the parties.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Greenberg Traurig LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement, dated February 5, 2021, between Destination XL Group, Inc. and D.A. Davidson & Co.

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.

Date: February 5, 2021	By:	/s/ Robert S. Molloy
	Name:	Robert S. Molloy
	Title:	Chief Administrative Officer, General Counsel and Secretary

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